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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 10, 2004


                              PLATO LEARNING, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)


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
Delaware                                               0-20842                                          36-3660532
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(State or other jurisdiction                  (Commission File Number)                            (I.R.S. Employer
of incorporation)                                                                           Identification Number)


10801 Nesbitt Avenue South, Bloomington, MN                                                                  55437
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(Address of principal executive offices)                                                                (Zip Code)
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Registrant's telephone number, including area code:  (952) 832-1000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 10, 2004, we issued a press release, attached hereto as Exhibit 99.1, providing updated financial guidance for our fourth quarter and fiscal year 2004.

ITEM 7.01. REGULATION FD DISCLOSURE.

On November 10, 2004, we held a conference call with the investment community in conjunction with the press release referred to above in Item 2.02. A transcript of our prepared remarks for this conference call is attached hereto as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1: Press Release dated November 10, 2004.

Exhibit 99.2: Transcript of prepared remarks for November 10, 2004 conference call.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on November 10, 2004.


                                              PLATO LEARNING, INC.

                                              By  /s/ Laurence L. Betterley
                                                  ------------------------------
                                                  Laurence L. Betterley
                                                  Vice President, Finance and
                                                  Chief Financial Officer




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